UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934
  Date of Report (Date of earliest event reported):July 19,2006(July 18, 2006)

                     CHINA BIOPHARMACEUTICALS HOLDINGS, INC.
                         ------------------------------
             (Exact name of registrant as specified in its charter)



          Delaware                      814-00063                13-2949462
(State or other jurisdiction     (Commission File Number)      (IRS Employer
      of incorporation)                                      Identification No.)

                           Suite 602, China Life Tower
                        16 Chaowai Street, Chaoyang Dist.
                              Beijing, China 100020
                           --------------------------
                    (Address of principal executive offices)

                                 86-10-85251616
                      -------------------------------------
              (Registrant's telephone number, including area code)

       -------------------------------------------------------------------
          (former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.

On July 19, 2006 the registrant issued a press release announcing that it's Chairman and Chief Executive Officer, Chris Peng Mao, is visiting investors in the U.S, and his presentation can be found under Investor Info at the registrant's website at www.cbioinc.com.


A copy of the press release dated July 19, 2006 is filed herewith and incorporated herein by reference.





ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.


(d) Exhibits.


99.1 Press Release issued by the Registrant on July 19, 2006.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                China Biopharmaceuticals Holdings, Inc.

                                By:  /s/ Chris Peng Mao
                                -----------------------------
                                    Name:  Chris Peng Mao
                                    Title: Chief Executive Officer

Dated:  July 19, 2006